Exhibit 10.67(a)
Dated 6 October 2008
AGZ HOLDING
as Parent
ANTARGAZ
THE ENTITIES NAMED HEREIN
as Lenders
CALYON
as Mandated Lead Arranger
CALYON
as Facility Agent
CALYON
as Security Agent

Amendment Agreement relating to a
Senior Facilities Agreement dated 7 December 2005 as amended and restated

THIS AMENDMENT AND RESTATEMENT AGREEMENT is made on 6 October, 2008
BETWEEN:
(1)	AGZ HOLDING (a company incorporated in France as a société anonyme with registered number 413 765 108 RCS Nanterre) (the “Parent”);

(2)	ANTARGAZ (a company incorporated in France as a société anonyme with registered number 572 126 043 RCS Nanterre) (“Antargaz”);

(3)	CALYON as mandated lead arranger (the “Arranger”);

(4)	THE FINANCIAL INSTITUTIONS listed in schedule 1 as Lenders;

(5)	CALYON in its capacity as facility agent for the Lenders under the Senior Finance Documents (the “Facility Agent”); and

(6)	CALYON in its capacity as agent for the Finance Parties under the Security Documents (the “Security Agent”).
WHEREAS:
(A)
The parties to this agreement are parties to a senior facilities agreement dated 7 December 2005 as amended pursuant to an amendment and restatement agreement dated 14 February 2006, pursuant to which the Lenders agreed to make available to the Parent a EUR 380,000,000 term facility and to the Borrowers a EUR 50,000,000 revolving facility (the “Facilities Agreement”).

(B)	The parties to this agreement have agreed to enter into this agreement in order to amend certain provisions of the Facilities Agreement in the manner set out below.
NOW IT IS HEREBY AGREED:
1. INTERPRETATION
In this agreement:
(a)	words and expressions defined in the Facilities Agreement shall, unless otherwise defined herein or save to the extent the context otherwise requires, have the same meaning when used herein;

(b)
the provisions of Clauses 1.2 (Construction) and 1.3 (Other References) of the Facilities Agreement will be deemed to be set out in full in this agreement, but as if references in those clauses to the Facilities Agreement were references to this agreement.

2.	AMENDMENT TO THE FACILITIES AGREEMENT
(a)	In Clause 19.5(b) (Guarantees) of the Facilities Agreement, the following paragraph shall be added after paragraph (iv):
“(v)
any guarantee or letter of credit in the form of documentary credit (credit documentaire) granted by, or issued on behalf of, AGZ Holding in the ordinary course of business for the purpose of guaranteeing the shipping of LPG (liquefied petroleum gas), provided that (a) the aggregate amount of all liabilities outstanding at any time under such guarantees or letters of credit does not exceed (a) EUR 50,000,000 (or its equivalent in other currencies), minus (b) any outstanding amount of documentary credits (crédits documentaires) issued under any Senior Finance Document, and (b) the duration of each guarantee or letter of credit does not exceed 40 days.”

(b)	Paragraph (b) of the definition of “Total Net Debt” in Clause 19.12 (Financial Definitions) of the Facilities Agreement shall be amended and shall read as follows:
“(b)
in the case of any guarantee referred to in the definition of Financial Indebtedness in clause 1.1 (Definitions), the amount of that guarantee shall not be included (i) if such guarantee is permitted under clause 19.5 (b) (v) or (ii) to the extent it relates to indebtedness of another Group Company already included in the calculation of Total Net Debt;”

3.	STATUS OF DOCUMENTS

3.1	Facilities Agreement

Except as varied by the terms of this agreement, the Facilities Agreement will remain in full force and effect and any reference in the Facilities Agreement to “this Agreement”, “herein”, “Senior Facilities Agreement” and similar references or to any provision of the Facilities Agreement will be construed as a reference to the Facilities Agreement, or that provision, as amended and restated by this agreement.

3.2	Finance Document

This agreement will constitute a Finance Document for the purposes of the Facilities Agreement.

4.	REPRESENTATIONS AND WARRANTIES

4.1	Reliance

Each Obligor represents and warrants as set out in the following provisions of this clause 4 and acknowledges that each Finance Party has entered into this agreement and has agreed to the amendment and restatement and other matters effected by this agreement in full reliance on those representations and warranties.

4.2	Power and Capacity

Each Obligor has the power and capacity to enter into and comply with its obligations under this agreement.

4.3	Authorisation

Each Obligor has taken (or will take within any requisite time period) all necessary action:
(a)	to authorize the entry into of and the compliance with its obligations under this agreement;
(b)	to ensure that its obligations under this agreement are valid, legally binding and enforceable in accordance with their terms; and
(c)	to make this agreement admissible in evidence in the courts of France (other than a certified translation of this agreement into French).
4.4	No Contravention

The entry into by the Obligors, the exercise of its rights under and the compliance with its obligations under this agreement do not:
(a)	contravene any law, regulation, judgment or order to which any Group Company is subject;
(b)	conflict with its constitutional documents; or
(c)	breach any agreement or the terms of any consent binding upon any Group Company or any assets of any Group Company.

4.5	Obligations Binding

The obligations expressed to be assumed by the Obligors under this agreement constitute or when executed will constitute its valid and legally binding obligations and are enforceable in accordance with their terms (subject to any applicable insolvency, bankruptcy or similar laws affecting creditors’ rights generally).

4.6	Consents

All consents and filings required for the entry into of this agreement and the performance by the Obligors of their obligations hereunder have been obtained (or, where applicable, will be obtained within the required time period) and are in full force and effect.

4.7	No Default
(a)	No Default has occurred and is continuing.
(b)
No event is continuing which constitutes a default under any agreement or document to which any Group Company is party, the consequence of which could reasonably be expected to have a Material Adverse Effect.

5.	INVALIDITY OF ANY PROVISION

If any provision of this agreement is or becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired in any way.

6.	GOVERNING LAW AND SUBMISSION TO JURISDICTION

6.1	Governing Law

This agreement (and any dispute, controversy, proceedings or claim of whatever nature arising out of or in any way relating to this agreement) shall be governed by, and construed in accordance with, French law.

6.2	Submission to Jurisdiction

For the benefit of each Finance Party, each Obligor irrevocably submits to the jurisdiction of the Commercial Courts of Paris (Tribunal de Commerce de Paris) for the purpose of hearing and determining any dispute arising out of this agreement and for the purpose of enforcement of any judgement against its assets.

Executed on the date first written above, in six (6) original copies.

Parent AGZ HOLDING

By:	/s/ François Varagne

François Varagne
Directeur Général Délégué

ANTARGAZ

By:	/s/ François Varagne

François Varagne
Président -Directeur Général

Mandated Lead Arranger, Lender, Facility Agent and Security Agent CALYON

By:	/s/ Jacques Pochon	/s/ Bertrand Nung

	Jacques Pochon	Bertrand Nung

SCHEDULE 1
Lenders

	Term	Revolving
	Commitment (EUR)	Commitment (EUR)
CALYON	19,441,860.49	2,558,139.51
Allied Irish Bank	21,651,162.79	2,848,837.21
BNP Paribas	31,813,953.49	4,186,046.51
CIC	31,813,953.49	4,186,046.51
Crédit Lyonnais	53,023,255.81	6,976,744.19
Lloyds TSB	14,139,534.89	1,860,465.11
Natexis Banques Populaires	31,813,953.49	4,186,046.51
WestLB	49,488,372.09	6,511,627.91
Banca Intesa	15,906,976.74	2,093,023.26
Bank of Ireland	15,906,976.74	2,093,023.26
BBVA	18,116,279.07	2,383,720.93
CFCM	15,906,976.74	2,093,023.26
Crédit du Nord	15,906,976.74	2,093,023.26
ING	15,906,976.74	2,093,023.26
Société Générale	11,406,976.74	2,093,023.26
Banque Finama	4,500,000.00	0
CADIF	8,837,209.30	1,162,790.70
Crédit Agricole de Belgique	4,418,604.65	581,395.35